Supplement to the

Fidelity® Institutional Money Market Funds

Treasury Only Portfolio, Treasury Portfolio, Government Portfolio,
Prime Money Market Portfolio, Money Market Portfolio, and Tax-Exempt Portfolio

Funds of Fidelity Colchester Street Trust

Class I, Class II, Class III, Class IV, Institutional Class, and Select Class

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2009

Effective May 28, 2010, the following information replaces the similar information regarding each fund's non-fundamental investment limitation with respect to illiquid securities in the "Investment Policies and Limitations" section beginning on page 2.

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

The following information supplements the information in the "Fund Holdings Information" section beginning on page 34.

Beginning on or before October 7, 2010, the funds will provide a full list of holdings as of the last business day of the previous month on the web site. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

IMMB-10-01 May 21, 2010
1.480584.115

Supplement to the

Fidelity® Institutional Money Market Funds:
Money Market Portfolio

A Fund of Fidelity Colchester Street Trust

Class F

STATEMENT OF ADDITIONAL INFORMATION

May 29, 2009

Effective May 28, 2010, the following information replaces the similar information regarding the fund's non-fundamental investment limitation with respect to illiquid securities in the "Investment Policies and Limitations" section beginning on page 2.

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

The following information supplements the information in the "Fund Holdings Information" section beginning on page 25.

Beginning on or before October 7, 2010, the fund will provide a full list of holdings as of the last business day of the previous month on the web site. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

IMM-FB-10-01 May 21, 2010
1.913479.100